UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): November 8, 2010

ENERTOPIA CORP.
(Exact name of registrant as specified in its charter)

Nevada	000-51866	20-1970188
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

#950 – 1130 West Pender Street, Vancouver, British Columbia, Canada V6E 4A4

Registrant's telephone number, including area code: (604) 602-1633

__________________________________________________________
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[     ]     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[     ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[     ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[     ]     Pre-commencement communications pursuant to Rule 13e-4(c) under Exchange Act (17 CFR 240.13e -4(c))

Item 1.01         Entry into a Material Definitive Agreement

Item 3.02         Unregistered Sales of Equity Securities

On December 29, 2009, the Company had adopted the 2010 Equity Compensation Plan. Based on this original Stock Option Plan, on March 5, 2010, the Company has granted additional 100,000 stock options to a consultant of the Company. The exercise price of the stock options is $0.20, which are all vested on November 8, 2010 and expires November 8, 2015.

The following are the recipients and the options granted:

Randy Woods             100,000

Item 9.01         Financial Statements and Exhibits

10.1	Stock Option Agreement Dated November 8, 2010.

99.1	Press Release dated November 9, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 9, 2010

Enertopia Corp.
(Signature)

By: /s/ Robert G. McAllister
             Robert G. McAllister
             President and Director